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                                                                     EXHIBIT 23



                   Consent of Independent Public Accountants


We consent to the use of our report dated November 7, 1997, on our audit of the financial statements of Dick Donnelly Automotive Enterprises, Inc., dba Dick Donnelly Lincoln Mercury, included in this Form 8-K/A-1, into Lithia Motors, Inc.'s previously filed Registration Statement File No. 333-21673 on Form S-8.



/s/ MOSS ADAMS LLP
Santa Rosa, California
December 1, 1997